Exhibit 10.1
THIRD AMENDMENT TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 16, 2010, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).
RECITALS
     1. The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Agreement”).
     2. Concurrently herewith, the Seller, the Servicer, each Purchaser and each Purchaser Agent are entering into that certain Structuring Fee Letter (the “Structuring Fee Letter”), dated as of the date hereof.
     3. Concurrently herewith, the Seller, the Servicer and the Originators are entering into that certain Eighth Amendment to Purchase and Sale Agreement (the “Purchase and Sale Agreement Amendment”), dated as of the date hereof.
     4. Concurrently herewith, the Seller, the Servicer, the Administrator, TVC Communications, L.L.C. and Wells Fargo Bank, National Association are entering into that certain Deposit Account Control Agreement (the “Deposit Account Control Agreement”), dated as of the date hereof.
     5. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
     2. Amendments to the Agreement. The Agreement is hereby amended as follows:
     (a) Section 6.1 of the Agreement is hereby amended by inserting the following proviso at the end of the penultimate sentence thereof: “provided, further, however, no amendment or waiver of any provision of any Lock-Box Agreement or the Lock-Box Schedule Letter Agreement shall require the consent of any Purchaser”.

     (b) The definition of “Eligible Receivable” set forth on Exhibit I to the Agreement is hereby amended by (i) deleting the word “and” at the end of clause (o) thereof, (ii) replacing the period “.” at the end of clause (p) thereof with “, and” and (iii) adding the following new clause (q) immediately following existing clause (p) thereof:
     (q) which (i) does not relate to the sale of any consigned goods or finished goods which have incorporated any consigned goods into such finished goods and (ii) is not owed to any Originator or the Seller as a bailee or consignee for another Person;
     (c) Clause (ii) of the definition of “Excess Concentration” set forth on Exhibit I to the Agreement is hereby amended by deleting the percentage “1.00%” therein and substituting the percentage “3.00%” therefor.
     (d) The definition of “Transaction Documents” set forth on Exhibit I to the Agreement is hereby replaced in its entirety with the following:
     “Transaction Documents” means the Agreement, the Lock-Box Agreements, the Lock-Box Schedule Letter Agreement, each Purchaser Group Fee Letter, the Sale Agreement, the Intercreditor Agreement and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with the Agreement or such other agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Agreement.
     (e) The following new defined terms are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:
     “Lock-Box Schedule Letter Agreement” means that certain letter agreement, dated as of December 16, 2010 and as amended from time to time, among the Seller, the Servicer, the Administrator and each of the Purchasers and Purchaser Agents party thereto, as amended.
     “Subject UCC” has the meaning set forth in Section 1(u) of Exhibit III to the Agreement.
     (f) Section 1(u) of Exhibit III to the Agreement is hereby replaced in its entirety with the following:
     (u) None of the consignments, inventory financings, or other arrangements covered by the financing statement specified in Schedule VIII attached hereto (the “Subject UCC”) relates or will relate to commingled goods or inventory the sale of which gives rise to any Receivable. The secured party set forth on the Subject UCC does not have, nor will it have, any Adverse Claim on, or with respect to, any Pool Receivables or Related Assets.

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     (g) Section 2(o) of Exhibit III to the Agreement is hereby replaced in its entirety with the following:
     (o) None of the consignments, inventory financings, or other arrangements covered by the financing statement specified in the Subject UCC relates or will relate to commingled goods or inventory the sale of which gives rise to any Receivable. The secured party set forth on the Subject UCC does not have, nor will it have, any Adverse Claim on, or with respect to, any Pool Receivables or Related Assets.
     (h) Schedule II to the Agreement is hereby deleted in its entirety.
     (i) Schedule VI to the Agreement is hereby replaced in its entirety as attached hereto.
     (j) Schedule VIII attached hereto is hereby added to the Agreement as Schedule VIII thereto.
     (k) Each reference to Schedule II to the Agreement in the Agreement and in each other Transaction Document and in any related document or agreement shall be deemed to be a reference to the Lock-Box Schedule Letter Agreement, mutatis mutandis.
     3. Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:
     (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.
     (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. On and after the Effective Date (as defined below), all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     5. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the conditions precedent that (i) the Administrator receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (B) counterparts of the Structuring Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion, (C) counterparts of the Purchase and Sale Agreement Amendment (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance

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satisfactory to the Administrator in its sole discretion, (D) counterparts of the Deposit Account Control Agreement (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator and the Seller in their sole discretion, (E) a favorable opinion, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of K&L Gates LLP, counsel for the Seller and the Servicer, as to certain general corporate and enforceability matters and (F) such other agreements, documents, instruments and opinions as the Administrator may request and (ii) the Structuring Fee (under and as defined in the Structuring Fee Letter) shall have been paid in full in accordance with the terms of the Structuring Fee Letter.
     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
     7. Governing Law; Jurisdiction.
     7.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     7.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WESCO RECEIVABLES CORP.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO DISTRIBUTION, INC., as Servicer
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Vice President and Treasurer

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

THE CONDUIT PURCHASERS AND THE PURCHASER AGENTS: MARKET STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding LLC
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Conduit Purchaser
By:	/s/ William P. Rutkowski
	Name:	William P. Rutkowski
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association
By:	/s/ William P. Rutkowski
	Name:	William P. Rutkowski
	Title:	Vice President

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

FIFTH THIRD BANK, as a Conduit Purchaser
By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Vice President

FIFTH THIRD BANK, as Purchaser Agent for Fifth Third Bank
By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Vice President

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION, as a Conduit Purchaser
By:	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Relationship Manager

U.S. BANK NATIONAL ASSOCIATION, as Purchaser Agent for U.S. Bank National Association
By:	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Relationship Manager

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

THE PRIVATEBANK AND TRUST COMPANY, as a Conduit Purchaser
By:	/s/ Mark H. Veach
	Name:	Mark H. Veach
	Title:	Managing Director

THE PRIVATEBANK AND TRUST COMPANY, as Purchaser Agent for The PrivateBank and Trust Company
By:	/s/ Mark H. Veach
	Name:	Mark H. Veach
	Title:	Managing Director

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK, as a Conduit Purchaser
By:	/s/ W. Christopher Kohler
	Name:	W. Christopher Kohler
	Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK, as Purchaser Agent for The Huntington National Bank
By:	/s/ W. Christopher Kohler
	Name:	W. Christopher Kohler
	Title:	Senior Vice President

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

THE RELATED COMMITTED PURCHASERS: PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Market Street Funding LLC
By:	/s/ David B. Thayer
	Name:	David B. Thayer
	Title:	Vice President

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

FIFTH THIRD BANK, as a Related Committed Purchaser for Fifth Third Bank
By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Vice President

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Wells Fargo Bank, National Association
By:	/s/ William P. Rutkowski
	Name:	William P. Rutkowski
	Title:	Vice President

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION, as a Related Committed Purchaser for U.S. Bank National Association
By:	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Relationship Manager

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

THE PRIVATEBANK AND TRUST COMPANY, as a Related Committed Purchaser for The PrivateBank and Trust Company
By:	/s/ Mark H. Veach
	Name:	Mark H. Veach
	Title:	Managing Director

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK, as a Related Committed Purchaser for The Huntington National Bank
By:	/s/ W. Christopher Kohler
	Name:	W. Christopher Kohler
	Title:	Senior Vice President

THIRD AMENDMENT
TO WESCO 3RD A&R RPA

SCHEDULE VI
COMMITMENTS
PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Market Street Funding LLC
Commitment: $135,000,000
FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank
Commitment: $78,750,000
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Wells Fargo Bank, National Association
Commitment: $135,000,000
U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association
Commitment: $39,375,000
THE PRIVATEBANK AND TRUST COMPANY,
as a Related Committed Purchaser for The PrivateBank and Trust Company
Commitment: $22,500,000
THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchaser for The Huntington National Bank
Commitment: $39,375,000

Schedule VI-1

SCHEDULE VIII
SUBJECT UCC

Debtor	Secured Party	Filing Location	Filing Data
TVC Communications, L.L.C.	CommScope, Inc. of North Carolina	Delaware Department of State	Initial Filing # 2009 1997995

		U.C.C. Filing Section	Filed 6/23/2009

Schedule VIII-1